Supplement dated March 8, 2019

to the Prospectus dated May 1, 2018, as amended, for

New York Life Variable Universal Life Accumulator II

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectus dated May 1, 2018, as amended (the “Prospectus”), for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note that there will be changes to the Monthly Per Thousand of Face Amount Charge for all policies applied for on or after April 1, 2019 (the “Effective Date”). Keeping this purpose in mind, please note the following:

I.	CHANGES TO THE MONTHLY PER THOUSAND OF FACE AMOUNT CHARGE

As of the Effective Date, the guaranteed maximum charge per $1000 of Face Amount will increase from $2.40233 to $2.64257. The minimum charge per $1000 of Face Amount will be reduced from $0.04186 to $0.03825. The following entry will replace the existing entry for the Monthly Per Thousand of Face Amount Charge in the table showing “Periodic Charges Other Than Funds’ Operating Expenses”:

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Monthly Per Thousand of Face Amount Charge[1]	Monthly for the first 20 Years

Charge per $1000 of Face Amount[3]

Guaranteed Maximum: $2.64257 (for policies applied for on or after April 1, 2019); $2.40233 (for policies applied for before April 1, 2019)

Minimum: $0.03825

Guaranteed Initial Charge for a Representative Insured (Male, Age 40, Preferred Rating) for $250,000 of Face Amount: $0.16645

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

1

This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

3	Current charges are reduced to $0 in Policy Years 11 and beyond for all risk classes.

In addition, the existing section of the Prospectus entitled “Deductions From Cash Value—Monthly Per Thousand of Face Amount Charge” will be deleted and replaced with the following:

MONTHLY PER THOUSAND OF FACE AMOUNT CHARGE

We currently deduct a Monthly Per Thousand of Face Amount Charge during the first 10 Policy Years that varies based on risk class, gender, issue age, policy duration, and Face Amount. For policies applied for on or after April 1, 2019, we guarantee that the Monthly Per Thousand of Face Amount Charge will never exceed $2.64257 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter. For policies applied for before April 1, 2019, we guarantee that the Monthly Per Thousand of Face Amount Charge will never exceed $2.40233 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter. We calculate the Monthly Per Thousand of Face Amount Charge (including its duration) for the initial Face Amount separately from the Monthly Per Thousand of Face Amount Charge for any increase in the policy’s Face Amount.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010